PRUDENTIAL DAY ONE 2010 FUND,
a series of Prudential Investment Portfolios 5

655 Broad Street
Newark, New Jersey 07102

November 14, 2019

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in Prudential Day One 2010 Fund (the "2010 Fund"), a series of Prudential Investment Portfolios 5 ("PIP 5"). As provided in an Agreement and Plan of Reorganization (the "Plan"), the 2010 Fund will be reorganized (the "Reorganization") into the Prudential Day One Income Fund (the "Income Fund," and together with the 2010 Fund, the "Funds"), also a series of PIP 5, and the Income Fund will assume all of the assets and liabilities of the 2010 Fund (the "Reorganization"). PIP 5 is a Delaware statutory trust.

The Board of Trustees of PIP 5 has reviewed and approved the Reorganization, which will allow you to enjoy a larger asset base over which expenses may be spread. The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. As disclosed in the 2010 Fund's Prospectus, when the 2010 Fund's target allocations match the asset allocations of the Day One Income Fund (which is approximately ten years after 2010, the 2010 Fund's target date), the Board may combine the 2010 Fund with the Income Fund without shareholder approval.

The Reorganization is expected to occur in January 2020. Under the Plan, shareholders of the 2010 Fund will become shareholders of the Income Fund. The value of an account will be the same as it was in the 2010 Fund on the date of the Reorganization. The accompanying combined prospectus and information statement contains detailed information on the transaction and comparisons of the Funds.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

We are not asking you for a proxy and you are not requested to send us a proxy. However, if you have any questions regarding the enclosed combined information statement and prospectus, please call 1-800-210-0118. A copy of the combined prospectus and information statement is also available at www.pgiminvestments.com/fundupdates.

Stuart Parker
President

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PROSPECTUS AND INFORMATION STATEMENT
for
PRUDENTIAL DAY ONE 2010 FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 5
and
PROSPECTUS
for
PRUDENTIAL DAY ONE INCOME FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 5

655 Broad Street
Newark, New Jersey 07102-4077
1-800-210-0118
Dated November 14, 2019

Acquisition of the Assets and Assumption of the Liabilities of
Prudential Day One 2010 Fund
By and in Exchange for Shares of Prudential Day One Income Fund

This combined Prospectus and Information Statement ("Prospectus/Information Statement") is being furnished to the shareholders of Prudential Day One 2010 Fund (the "2010 Fund"), a series of Prudential Investment Portfolios 5 ("PIP 5"), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization with respect to the 2010 Fund (the "Plan"), the 2010 Fund will be reorganized (the "Reorganization") into the Prudential Day One Income Fund (the "Acquiring Fund," or the "Income Fund").

The Reorganization is expected to occur in January 2020. Under the Plan the 2010 Fund will transfer its assets to, and its liabilities will be assumed by, the Income Fund in exchange for shares of common stock, par value $0.001 per share, of the Income Fund, which will be distributed to shareholders of the 2010 Fund, and the subsequent cancellation of shares of the 2010 Fund and its liquidation and dissolution. In connection with this proposed transfer and dissolution, each whole and fractional share of Class R1 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R1 shares of common stock, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R2 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R2 shares of common stock, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R3 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R3 shares of common stock, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R4 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R4 shares of common stock, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R5 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R5 shares of common stock, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R6 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share, of the Income Fund, and outstanding shares of the 2010 Fund will be cancelled. Each of the 2010 Fund and the Income Fund is a "Fund" and together are referred to as the "Funds."

The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. The investment objective of both Funds is to seek a balance between growth and conservation of capital. Each Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. Each Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes. The investments held by Underlying Funds that provide exposure to equities may include US large-cap equity, mid-cap equity and small-cap equity, as well as international developed markets equity, emerging markets equity and other non-US securities. Underlying Funds that provide exposure to fixed income may invest primarily in bonds, including below investment grade bonds, commonly known as "junk bonds." Underlying Funds may gain exposure to non-traditional asset classes through investments in equity securities and related derivatives of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts ("REITs"), commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Certain important differences in the Funds' strategies, such as the 2010 Fund being designed for investors who retired in or close to the year 2010 (the "target date") and following a "glidepath" that becomes more conservative prior to and for approximately 10 years following the target date, by reducing exposure to equity investments and increasing exposure to fixed-income investments in order to match the asset allocations of the Income Fund, which are not strategies of the Income Fund, are explained in more detail below.

This Prospectus/Information Statement sets forth concisely the information about the Reorganization. You should retain it for future reference.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

Additional information about the Income Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents:

•  The Prospectus for the Income Fund, dated September 26, 2019, which has been filed with the SEC (No. 333-82621) and is enclosed and incorporated by reference into this Prospectus/Information Statement;

•  The Statement of Additional Information ("SAI") for the Income Fund, dated September 26, 2019 (No. 333-82621), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

•  An SAI, dated November 14, 2019, relating to this Prospectus/Information Statement (No. 333-234300), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

•  An Annual Report to Shareholders for the Income Fund for the fiscal year ended July 31, 2019 (No. 811-09439), which is enclosed and incorporated by reference into this Prospectus/Information Statement.

You may request a free copy of these documents by calling 1-800-210-0118 or by writing to the Income Fund at the above address. All of these documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan (attached as Exhibit A to this Prospectus/Information Statement), the Prospectus for the Income Fund (Exhibit B to this Prospectus/Information Statement and which is enclosed), the Income Fund's Annual Report to shareholders for its fiscal year ended July 31, 2019 (Exhibit C to this Prospectus/Information Statement and which is enclosed), and the SAI relating to this Prospectus/Information Statement. This Prospectus/Information Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Board of Trustees of PIP 5 has reviewed and approved the Reorganization, which will have the effect of combining the 2010 Fund and the Income Fund into a single mutual fund, sometimes referred to as the "Combined Fund". The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

The 2010 Fund and the Income Fund are series of PIP 5, an open-end investment company that is organized as a Delaware statutory trust.

Upon the implementation of the Reorganization, the assets of the 2010 Fund will be transferred to, and all of the liabilities of the 2010 Fund will be assumed by, the Income Fund in exchange for an equal dollar value of shares of the same class of the Income Fund, based upon the value of the shares at the time the 2010 Fund's assets are transferred to the Income Fund. After the transfer of assets and exchange of shares has been completed, the 2010 Fund will be liquidated and dissolved. You will cease to be a shareholder of the 2010 Fund and will become a shareholder of the Income Fund. The Funds have identical redemption procedures, as discussed below.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of PIP 5 has determined that the Reorganization is in the best interests of the 2010 Fund and the Income Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

REASONS FOR THE REORGANIZATION

The Trustees of PIP 5 (the "Trustees"), including all of the Trustees who are not "interested persons" of PIP 5 on behalf of the 2010 Fund and on behalf of the Income Fund (the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the 2010 Fund and the Income Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

The Trustees considered that, as disclosed in the 2010 Fund's Prospectus, when the 2010 Fund's target allocations match the asset allocations of the Income Fund (which is approximately ten years after 2010, the 2010 Fund's target date), the 2010 Fund may be combined with the Income Fund without shareholder approval.

The Trustees considered that upon implementation of the Reorganization, the 2010 Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. 2010 Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution.

The Trustees also considered that the 2010 Fund would pay the costs of the Reorganization, which are currently estimated to be $75,000. The Manager may utilize a transition manager to assist in the transition of the 2010 Fund. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the 2010 Fund.

The Trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

•  The Funds have identical investment objectives and investment restrictions and substantially similar investment strategies;

•  The 2010 Fund is designed to combine with the Income Fund when the 2010 Fund's target allocations match the asset allocations of the Income Fund, approximately ten years following the 2010 Fund's target date;

•  The 2010 Fund and its shareholders will pay the costs of the Reorganization;

•  Shareholders of the Income Fund will not be impacted by the transition of the 2010 Fund prior to the Reorganization;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Trustees also considered that it is a condition to the closing of the Reorganization that the 2010 Fund and the Income Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan will not result in a taxable gain or loss for US federal income tax purposes for shareholders of the 2010 Fund or the Income Fund.

Consequently, the Trustees of 2010 Fund and the Income Fund approved the Plan.

The Funds have identical principal risks, including fund of funds risk, affiliated funds risk, asset allocation risk, and fund rebalancing risk. See "Comparison of Investment Strategies-Principal Risks of Investing in the Funds" for additional details.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Income Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Income Fund after the Reorganization are based on estimated expenses of the Income Fund and the 2010 Fund during the twelve months ended July 31, 2019.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. The 2010 Fund and the Income Fund both offer Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

Shareholder Fees and Operating Expenses (unaudited)

Class R1 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	108.50%	108.01%	53.87%
Shareholder service fee (1)	0.10%	0.10%	0.10%
Remainder of other expenses	108.40%	107.91%	53.77%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	109.44%	108.94%	54.80%
– Fee waiver and/or expense reimbursement (2)(3)	(108.29)%	(107.79)%	(53.65)%
= Net annual fund operating expenses	1.15%	1.15%	1.15%

Class R2 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	0.25%	0.25%	0.25%
+ Other Expenses	95.09%	3.58%	3.03%
Shareholder service fee (1)	0.10%	0.10%	0.10%
Remainder of other expenses	94.99%	3.48%	2.93%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	95.78%	4.26%	3.71%
– Fee waiver and/or expense reimbursement (2)(3)	(94.88)%	(3.36)%	(2.81)%
= Net annual fund operating expenses	0.90%	0.90%	0.90%

Class R3 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	0.10%	0.10%	0.10%
+ Other Expenses	11.59%	3.30%	2.69%
Shareholder service fee (1)	0.10%	0.10%	0.10%
Remainder of other expenses	11.49%	3.20%	2.59%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	12.13%	3.83%	3.22%
– Fee waiver and/or expense reimbursement (2)(3)	(11.38)%	(3.08)%	(2.47)%
= Net annual fund operating expenses	0.75%	0.75%	0.75%

Class R4 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	42.03%	84.39%	27.96%
Shareholder service fee (1)	0.10%	0.10%	0.10%
Remainder of other expenses	41.93%	84.29%	27.86%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	42.47%	84.82%	28.39%
– Fee waiver and/or expense reimbursement (2)(3)	(41.82)%	(84.17)%	(27.74)%
= Net annual fund operating expenses	0.65%	0.65%	0.65%

Class R5 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	4.94%	24.87%	3.11%
Shareholder service fee (1)	None	None	None
Remainder of other expenses	4.94%	24.87%	3.11%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	5.38%	25.30%	3.54%
– Fee waiver and/or expense reimbursement (2)(3)	(4.83)%	(24.75)%	(2.99)%
= Net annual fund operating expenses	0.55%	0.55%	0.55%

Class R6 Shares (for the twelve months ended July 31, 2019)

Shareholder Fees
(fees paid directly from your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2010 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.02%	0.02%	0.02%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	3.69%	2.41%	1.79%
Shareholder service fee (1)	None	None	None
Remainder of other expenses	3.69%	2.41%	1.79%
Acquired fund fees and expenses	0.42%	0.41%	0.41%
= Total annual fund operating expenses	4.13%	2.84%	2.22%
– Fee waiver and/or expense reimbursement (2)(3)	(3.73)%	(2.44)%	(1.82)%
= Net annual fund operating expenses	0.40%	0.40%	0.40%

(1)  "Shareholder service fee" reflects maximum allowable fees under a shareholder services plan.

(2)  The Manager of the 2010 Fund has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class R1 shares, 0.90% of average daily net assets for Class R2 shares, 0.75% of average daily net assets for Class R3 shares, 0.65% of average daily net assets for Class R4 shares, 0.55% of average daily net assets for Class R5 shares, and 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund's Board of Trustees.

(3)  The Manager of the Income Fund has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class R1 shares, 0.90% of average daily net assets for Class R2 shares, 0.75% of average daily net assets for Class R3 shares, 0.65% of average daily net assets for Class R4 shares, 0.55% of average daily net assets for Class R5 shares, and 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund's Board of Trustees.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Income Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R1 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$117	$11,024	$11,024	$11,024
Income Fund	117	11,024	11,024	11,024
Pro Forma Income Fund After Reorganization	117	4,677	8,024	9,116
Class R2 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$92	$5,856	$6,426	$6,431
Income Fund	92	651	1,588	3,992
Pro Forma Income Fund After Reorganization	92	592	1,417	3,575
Class R3 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$77	$1,428	$3,705	$8,120
Income Fund	77	575	1,427	3,646
Pro Forma Income Fund After Reorganization	77	510	1,235	3,163
Class R4 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$66	$3,894	$7,713	$9,931
Income Fund	66	5,686	7,032	7,089
Pro Forma Income Fund After Reorganization	66	2,866	6,559	10,422
Class R5 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$56	$701	$1,866	$4,740
Income Fund	56	2,595	6,147	10,343
Pro Forma Income Fund After Reorganization	56	504	1,299	3,391
Class R6 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$41	$538	$1,457	$3,827
Income Fund	41	398	1,046	2,795
Pro Forma Income Fund After Reorganization	41	330	843	2,257

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R1 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$117	$11,024	$11,024	$11,024
Income Fund	117	11,024	11,024	11,024
Pro Forma Income Fund After Reorganization	117	4,677	8,024	9,116
Class R2 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$92	$5,856	$6,426	$6,431
Income Fund	92	651	1,588	3,992
Pro Forma Income Fund After Reorganization	92	592	1,417	3,575
Class R3 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$77	$1,428	$3,705	$8,120
Income Fund	77	575	1,427	3,646
Pro Forma Income Fund After Reorganization	77	510	1,235	3,163
Class R4 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$66	$3,894	$7,713	$9,931
Income Fund	66	5,686	7,032	7,089
Pro Forma Income Fund After Reorganization	66	2,866	6,559	10,422
Class R5 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$56	$701	$1,866	$4,740
Income Fund	56	2,595	6,147	10,343
Pro Forma Income Fund After Reorganization	56	504	1,299	3,391
Class R6 Shares	One Year	Three Years	Five Years	Ten Years
2010 Fund	$41	$538	$1,457	$3,827
Income Fund	41	398	1,046	2,795
Pro Forma Income Fund After Reorganization	41	330	843	2,257

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

2010 Fund (as of December 31, 2018)

Annual Total Returns (Class R6 Shares)

(1)  The total return for Class R6 shares from January 1, 2019 through June 30, 2019 was 9.15%.

BEST QUARTER: 2.69% (4th Quarter 2017) WORST QUARTER: -4.33% (4th Quarter 2018)

Average Annual Total Returns % (including sales charges) (as of December 31, 2018)

	ONE YEAR	SINCE INCEPTION
Class R1 Shares	-3.91%	1.88% (12-13-16)
Class R2 Shares	-3.67%	2.14% (12-13-16)
Class R3 Shares	-3.52%	2.29% (12-13-16)
Class R4 Shares	-3.42%	2.39% (12-13-16)
Class R5 Shares	-3.32%	2.49% (12-13-16)
Class R6 Shares
Return Before Taxes	-3.17%	2.65% (12-13-16)
Return After Taxes on Distributions	-4.84%	1.44% (12-13-16)
Return After Taxes on Distributions and Sale of Fund Shares	-1.56%	1.63% (12-13-16)

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class R6 shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
Prudential Day One 2010 Custom Benchmark	-2.58%	2.95	%*
S&P Target Date 2010 Index	-3.10%	3.58	%*
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target 2010 Funds Average	-3.65%	3.32	%*

*  Since Inception returns for the Indexes and the Lipper Average are measured from the month-end closest to the Fund's inception date.

Income Fund (as of December 31, 2018)

Annual Total Returns (Class R6 Shares)(1)

(1)  The total return for Class R6 shares from January 1, 2019 through June 30, 2019 was 8.97%.

BEST QUARTER: 2.63% (4th Quarter 2017) WORST QUARTER: -4.16% (4th Quarter 2018)

Average Annual Total Returns % (including sales charges) (as of December 31, 2018)

	ONE YEAR	SINCE INCEPTION
Class R1 Shares	-3.87%	1.61% (12-13-16)
Class R2 Shares	-3.64%	1.84% (12-13-16)
Class R3 Shares	-3.40%	2.04% (12-13-16)
Class R4 Shares	-3.31%	2.14% (12-13-16)
Class R5 Shares	-3.28%	2.21% (12-13-16)
Class R6 Shares
Return Before Taxes	-3.05%	2.44% (12-13-16)
Return After Taxes on Distributions	-4.31%	1.42% (12-13-16)
Return After Taxes on Distributions and Sale of Fund Shares	-1.60%	1.53% (12-13-16)

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
Prudential Day One Income Custom Benchmark	-2.53%	2.79	%*
S&P Target Date Retirement Income Index	-2.54%	3.13	%*
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Today Funds Average	-3.58%	2.66	%*

*  Since Inception returns for the Indexes and the Lipper Average are measured from the month-end closest to the Fund's inception date.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Income Fund, you should read the Prospectus (enclosed as Exhibit B) for the Income Fund, which is incorporated by reference into this Prospectus/Information Statement. Additional information is included in the Income Fund's SAI, which is also incorporated by reference into this Prospectus/Information Statement.

The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. The investment objective of both Funds is to seek a balance between growth and conservation of capital. Each Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. Each Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes. The investments held by Underlying Funds that provide exposure to equities may include US large-cap equity, mid-cap equity and small-cap equity, as well as international developed markets equity, emerging markets equity and other non-US securities. Underlying Funds that provide exposure to fixed income may invest primarily in bonds, including below investment grade bonds, commonly known as "junk bonds." Underlying Funds may gain exposure to non-traditional asset classes through investments in equity securities and related derivatives of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts ("REITs"), commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Certain important differences in the Funds' strategies, such as the 2010 Fund being designed for investors who retired in or close to the year 2010 (the "target date") and following a "glidepath" that becomes more conservative prior to and for approximately 10 years following the target date, by reducing exposure to equity investments and increasing exposure to fixed-income investments in order to match the asset allocations of the Income Fund, which are not strategies of the Income Fund, are explained in more detail below.

The subadviser to both the 2010 Fund and the Income Fund is QMA LLC ("QMA"), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the "Manager" or "PGIM Investments"). The Manager can enter into new subadvisory agreements with non-affiliated subadvisers and certain subadvisers that are affiliates of the Manager without shareholder approval with respect to both Funds.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund's subadviser(s). The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

	2010 Fund	Income Fund
Investment Objective	To seek a balance between growth and conservation of capital. The investment objective is non-fundamental and may be revised by the Board and does not require shareholder approval.	Same.

	2010 Fund	Income Fund
Principal Investments/ Investment Strategy

The 2010 Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. The Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes.

The Income Fund is intended for retired investors who seek income from fixed income investments with some capital appreciation from equities. The Income Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. The Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes.

Equity and Equity-related Securities

Equity and equity-related securities include common stocks; nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities.

Same.
Fixed Income Securities

Fixed income securities include debt obligations, including corporate and non-corporate obligations, such as US Government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average durations. An Underlying Fund may also invest in lower-rated debt obligations, also known as "junk bonds" and in obligations that are not rated, but that the subadviser to the Underlying Fund believes are of comparable quality to these lower-rated obligations.

Same.
Money Market Instruments

Certain Underlying Funds may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and non-US banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the US Government or its agencies or instrumentalities, repurchase agreements and cash (non-US currencies or US dollars).

Same.

	2010 Fund	Income Fund
US Government Securities	The Underlying Funds may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government.	Same.
Emerging Market Investments	Certain Underlying Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets in regions such as Asia, Latin America, Eastern Europe and Africa	Same.
Non-US Securities

Some Underlying Funds invest in non-US equity securities or in fixed income securities of non-US issuers. Non-US countries in which the Underlying Funds may invest may have markets that are less liquid, less regulated and more volatile than US markets.

Same.
Mortgage-Related Securities

The Underlying Funds may invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities.

Same.
Asset-Backed Securities

The Underlying Funds may invest in asset-backed securities, which are a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Same.
Repurchase Agreements

The Underlying Funds may use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time, creating a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund.

Same.

	2010 Fund	Income Fund
Reverse Repurchase Agreements and Forward Rolls

The Underlying Funds may enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party.

Same.
Dollar Rolls

The Underlying Funds may enter into dollar rolls in which the Underlying Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party.

Same.
Derivative Strategies

The Underlying Funds may use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. Derivatives—such as futures, options, swaps, swap options, non-US currency forward contracts and options on futures—involve costs and can be volatile.

Same.
Commodities

Certain Underlying Funds may invest in commodities and/or commodity-linked investments through a wholly-owned subsidiary organized in the Cayman Islands (a Cayman Subsidiary). Commodities are assets that have tangible properties, such as oil and other energy products, metals, and agricultural products. A commodity-linked derivative instrument is a financial instrument the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities.

Same.

	2010 Fund	Income Fund
Real Estate Investment Trusts

The Fund may invest in the equity securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Code of 1986, as amended (the "Code") requirements.

Same.
Securities Lending	Certain Underlying Funds may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income.	Same.
Cash Management

To the extent that the Fund has uninvested assets, such assets will be invested primarily in short-term money market instruments. The Fund may buy these instruments directly, rather than through investing in an Underlying Fund.

Same.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers and certain subadvisers that are affiliates of the Manager without shareholder approval.	Same.
Performance Benchmark	Prudential Day One 2010 Custom Benchmark S&P Target Date 2010 Index	Prudential Day One Income Custom Benchmark S&P Target Date Retirement Income Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

The Funds have identical principal risks, including fund of funds risk, affiliated funds risk, asset allocation risk, and fund rebalancing risk.

Principal Risks	2010 Fund	Income Fund
Target Date/Income Risk. The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor's retirement or financial goals. For investors who are in retirement, the Fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds.	Yes, but see below.	Yes

Principal Risks	2010 Fund	Income Fund
Target Date/Income Risk. The Fund may suffer losses near, at or after the target date, and the Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor's retirement or financial goals. For investors who are close to or in retirement, the Fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds.	Yes	Yes, but see above.
Affiliated Funds Risk. The Fund's Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund's assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.	Yes	Yes
Asset Allocation Risk. The Fund's risks will directly correspond to the risks of the Underlying Funds in which it invests. By investing in many Underlying Funds, the Fund has partial exposure to the risks of many different areas in the market, and the Fund's overall level of risk should decline over time. However, the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.	Yes	Yes
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity, non-traditional and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.	Yes	Yes

Principal Risks	2010 Fund	Income Fund
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund's allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund's fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.	Yes	Yes
Liquidity Risk. An Underlying Fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an Underlying Fund's ability to sell a holding at a suitable price.	Yes	Yes
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's, performance.	Yes	Yes
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.	Yes	Yes
Credit Risk, Market Risk and Interest Rate Risk. Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. An Underlying Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.	Yes	Yes

Principal Risks	2010 Fund	Income Fund
Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.
The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.	Yes	Yes
Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. An Underlying Fund's holdings can vary significantly from broad market indexes and the performance of the Underlying Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.	Yes	Yes
Fixed Income Risk. As with credit risk, market risk and interest rate risk, an Underlying Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer's goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.	Yes	Yes

Principal Risks	2010 Fund	Income Fund
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund's becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.
The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.	Yes	Yes
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.	Yes	Yes
Index Tracking Risk. While certain Underlying Funds generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.	Yes	Yes
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.	Yes	Yes
Market Events. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.	Yes	Yes

Principal Risks	2010 Fund	Income Fund
Market Risk. Securities markets may be volatile and the market prices of an Underlying Fund's securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund's investment in the Underlying Fund will decline.	Yes	Yes
Management Risk. The value of your investment may decrease if judgments by the Fund's subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.	Yes	Yes

Other Investments. In addition to the strategies and securities discussed above, each Fund may use other strategies or invest in other types of securities as described in its SAI. Each Fund might not use all of the strategies or invest in all of the types of securities as described in its respective Prospectus or SAI.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund.

Fundamental Restriction	The 2010 Fund	The Income Fund
1940 Act diversification

The 2010 Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). The 2010 Fund is a "diversified company" as defined in the 1940 Act.

Same.
Borrowing

The 2010 Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Same.

Fundamental Restriction	The 2010 Fund	The Income Fund
Real estate

The 2010 Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Same.
Commodities

The 2010 Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

Same.
Concentration

The 2010 Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities.

Same.
Underwriter

The 2010 Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Same.
Loans

The 2010 Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objectives.

Same.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in "qualified publicly traded partnerships" (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Funds operate pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws and are governed by the Board of Trustees (the "Board" or the "Trustees") of PIP 5. We have summarized below certain rights of shareholders of each of the 2010 Fund and the Income Fund. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of PIP 5 for more complete information.

The 2010 Fund and the Income Fund are each a series of PIP 5, an open-end management investment company organized as a Delaware statutory trust.

PIP 5 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into fifteen series (referred to as the Funds) and ten classes, designated Class A, Class B, Class C, Class Z, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. Each Fund offers only certain of these share classes, as identified in each Fund's prospectus. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or shareholder service fees (except for Class Z, Class R5 and Class R6, which are not subject to any sales charges and distribution and/or shareholder service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B and Class C shares have a conversion feature. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of PIP 5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP 5 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z, Class R5 and Class R6 shares, which are not subject to any distribution fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of such Fund's assets after all debt and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Z, Class R4, Class R5 and Class R6 shares are not subject to any distribution fees, the liquidation proceeds to shareholders of Classes B and C are likely to be lower than to shareholders of the other classes.

PIP 5 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 5 will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the request in writing by shareholders holding at least 10% of PIP 5's outstanding shares for the purpose of voting on the removal of one or more Trustees. PIP 5 will render assistance to those shareholders who call such a meeting.

Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by PIP 5 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of PIP 5. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Amendments of Declaration of Trust

PIP 5's Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on certain amendments including (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

PIP 5's By-Laws can be amended by majority vote of the shareholders or by the Board without shareholder approval; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law, the Declaration of Trust or the By-laws to be submitted to a vote of shareholders.

Board of Trustees

Number of Members. For PIP 5, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust.

Removal of Trustees. The Board may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the relevant Fund.

Board Vacancies. A vacancy on the Board of PIP 5 may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Trustees and Officers. The Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of PIP 5, of such Trustee or of any other Trustee, and shall be liable to PIP 5 and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of PIP 5.

Indemnification of Trustees, Officers, Employees and Agents. PIP 5's By-Laws provide that the PIP 5 shall indemnify its Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

PIP 5's Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of PIP 5 of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

PIP 5 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with PIP 5, on behalf of the 2010 Fund (the "2010 Fund Management Agreement"), and on behalf of the Income Fund (the "Income Fund Management Agreement," and together with the 2010 Fund Management Agreement, the "Management Agreements" and each, a "Management Agreement"), PGIM Investments LLC (the "Manager" or "PGIM Investments"), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund's investment operations and administers its business affairs and is responsible for supervising QMA, as subadviser to both the 2010 Fund and the Income Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadviser(s) and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' respective custodian and transfer agent. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of September 30, 2019, PGIM Investments had total assets under management of approximately $300.3 billion.

Subadviser and Portfolio Managers.

QMA is the subadviser to both the 2010 Fund and the Income Fund.

QMA LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated boutique of PGIM, Inc. QMA performs asset allocation services for the Funds. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgment from experienced market practitioners. As of September 30, 2019, QMA managed approximately $121.6 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and sub-advisory accounts for leading financial services companies. With offices in Newark and San Francisco, QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Portfolio Managers—2010 Fund and Income Fund

QMA typically follows a team approach in the management of its portfolios. The members of QMA's asset allocation team with primary responsibility for Fund management are listed below.

George Sakoulis, PhD, is a Managing Director and Head of Global Multi-Asset Solutions for QMA. In this capacity, he is responsible for research, development and portfolio management of systematic, total and absolute return investment solutions. Prior to joining QMA, he led quantitative research for the Emerging Markets Equity team at GMO. Previously, George served as the Director of European Equity Strategies for Numeric Investors and was a Director for UBS O'Connor. George's articles have appeared in the European Economic Review, Journal of Empirical Finance and Computational Statistics and Data Analysis. George earned a BA in economics and a BS in statistics from San Francisco State University and an MA in economics and a PhD in financial econometrics from the University of Washington.

Jeremy Stempien is a Principal, Portfolio Manager and Strategist for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis and research for the Prudential Day One Funds. Prior to joining QMA, Jeremy was a Director of Investments at Morningstar Investment Management. There, he developed asset allocation programs for plan providers, plan sponsors and money management companies, working with clients to create and manage custom target date glidepaths, select appropriate asset classes and construct model portfolios. Previously, he worked as a Defined Contribution Manager at Hewitt

Associates. Jeremy earned a BA in finance from Saint Louis University and an MBA in investments from University of Notre Dame.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days', nor less than 30 days', written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past three fiscal years or periods, are set forth below.

2010 Fund

Management Fee Rate:
0.02% of the Fund's average daily net assets.

The 2010 Fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

Management Fees Paid by 2010 Fund	2019	2018	2017*
Gross Fee	$1,114	$1,040	$66
Amount Waived/Reimbursed by PGIM Investments	$(262,063)	$(239,459)	$(213,379)
Net Fee	$(260,949)	$(238,419)	$(213,313)

Note: For the fiscal years/periods shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses. The "gross fee" shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement. The "net fee" reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

*  The Fund commenced investment operations as of December 13, 2016. Management fee information is for the fiscal period ended July 31, 2017.

Income Fund

Management Fee Rate:
0.02% of the Fund's average daily net assets.

The Income Fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

Management Fees Paid by Income Fund	2019	2018	2017*
Gross Fee	$1,738	$814	$35
Amount Waived/Reimbursed by PGIM Investments	$(264,640)	$(236,698)	$(212,870)
Net Fee	$(262,902)	$(235,884)	$(212,835)

Note: For the fiscal years/periods shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses. The "gross fee" shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement. The "net fee" reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

*  The Fund commenced investment operations as of December 13, 2016. Management fee information is for the fiscal period ended July 31, 2017.

A discussion for the basis of the Board's approvals of the management and subadvisory agreements is available in each Fund's annual report to shareholders dated July 31, 2019.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. PIP 5 has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class R4, Class R5 and Class R6 shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class R1	0.50% of each Fund's average daily net assets of the Class
Class R2	0.25% of each Fund's average daily net assets of the Class
Class R3	0.10% of each Fund's average daily net assets of the Class
Class R4	None
Class R5	None
Class R6	None

•  Class R4, Class R5 and Class R6 shares are not subject to any distribution or service fees under a 12b-1 Plan. Class R4 shares (as well as Class R1, Class R2 and Class R3 shares) are subject to shareholder service fees under a Shareholder Services Plan described below.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Shareholder Services Plan

Each Fund has adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan, each Fund's Class R1, Class R2, Class R3 and Class R4 shares are authorized to pay to PMFS, its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of each Fund's average daily net assets attributable to Class R1, Class R2, Class R3 or Class R4 shares of such Fund, as applicable.

Pursuant to the Shareholder Services Plan, the Fund's Class R1, Class R2, Class R3 or Class R4 shares may pay for shareholder services and/or account maintenance services and other similar personal services and/or services related to the maintenance of shareholder accounts as contemplated by FINRA Rule 2341 or any successor thereto. Because service fees are ongoing, over time they will increase the cost of an investment in each Fund. With respect to the Class R1, Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the distribution plans for Class R1, Class R2 or Class R3 shares.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class R1 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R1 shares of common stock, par value $0.001 per share, of the Income Fund, (ii) each whole and fractional share of Class R2 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R2 shares of common stock, par value $0.001 per share, of the Income Fund, (iii) each whole and fractional share of Class R3 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R3 shares of common stock, par value $0.001 per share, of the Income Fund, (iv) each whole and fractional share of Class R4 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R4 shares of common stock, par value $0.001 per share, of the Income Fund, (v) each whole and fractional share of Class R5 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R5 shares of common stock, par value $0.001 per share, of the Income Fund, (vi) each whole and fractional share of Class R6 shares of the 2010 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share, of the Income Fund, and outstanding shares of the 2010 Fund will be cancelled.

The price an investor pays for a Fund share is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern time, if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are "out of the money" by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds' Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the relative liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds' NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Funds' daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation "trigger" determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the PGIM money market funds, exchange traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this policy. In addition, transactions by affiliated PGIM funds or certain unaffiliated funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-established or scheduled for a specific date.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share. Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares are sold at NAV without an initial sales charge.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in another Day One Fund if you satisfy the minimum investment requirements. For example, you can exchange Class R1 shares of the Fund for Class R1 shares of other Day One Funds, but you can't exchange Class R1 shares for a different share class of another fund. We may change the terms of any exchange privilege after giving you 60 days' notice. If you hold Class R2 shares in an account directly with PMFS, you can exchange your Class R2 shares of a Fund for Class A shares of PGIM Government Money Market Fund. If you hold Class R5 shares in an account directly with PMFS, you can exchange your Class R5 shares of a Fund for Class Z shares of PGIM Government Money Market Fund.

Contact your program sponsor or financial intermediary with any questions.

Tax Information

Each Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	2010 Fund	Income Fund
Dividends	Annually	Quarterly
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

The Reorganization will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the "closing date." The closing date for the Reorganization is expected to occur in January 2020.

On the closing date PIP 5 will deliver to the Income Fund all of the 2010 Fund's assets and the Income Fund will assume all of the liabilities of the 2010 Fund. PIP 5 will issue to the 2010 Fund shares of the Income Fund of a value equal to the dollar value of the net assets delivered to the Income Fund by the 2010 Fund. The 2010 Fund will then distribute to its shareholders of record as of the close of business on the closing date the Income Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the 2010 Fund. The 2010 Fund will subsequently terminate and dissolve and the Income Fund will be the surviving fund. The stock transfer books of the 2010 Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the 2010 Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, PIP 5 may amend the Plan on behalf of the Income Fund and the 2010 Fund. PIP 5 may also terminate and abandon the Plan at any time prior to the closing date, to the extent permitted by law.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization are further detailed below. The 2010 Fund will pay such expenses which are estimated to be approximately $75,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Information Statements	$2,000
Legal Expenses	$55,000
Audit Fees	$18,000
Total Estimated Reorganization Expenses	$75,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that each Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Income Fund of the assets of the 2010 Fund in exchange solely for voting shares of the Income Fund and the assumption by the Income Fund of the liabilities, if any, of the 2010 Fund, followed by the distribution of the Income Fund shares received by the 2010 Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Income Fund and the 2010 Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the 2010 Fund upon the transfer of its assets to the Income Fund in exchange solely for voting shares of the Income Fund and the assumption by the Income Fund of the liabilities, if any, of the 2010 Fund. In addition, no gain or loss will be recognized by the 2010 Fund on the distribution of such shares to the shareholders of that Fund in liquidation of the 2010 Fund;

•  No gain or loss will be recognized by the Income Fund upon the acquisition of the assets of the 2010 Fund in exchange solely for voting shares of the Income Fund and the assumption of the liabilities, if any, of the 2010 Fund;

•  The shareholders of the 2010 Fund will not recognize gain or loss upon the exchange of all of their shares of the 2010 Fund solely for shares of the Income Fund, as described in this Prospectus/Information Statement and the Plan;

•  The Income Fund's tax basis for the assets acquired from the 2010 Fund will be the same as the tax basis of such assets in the hands of the 2010 Fund immediately before the transfer, and the holding period of such assets acquired by the Income Fund will include the holding period of such assets when held by the 2010 Fund;

•  The 2010 Fund shareholders' tax basis for the shares of the Income Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the 2010 Fund shares exchanged therefor;

•  The holding period of the Income Fund shares received by the shareholders of the 2010 Fund will include the holding period of the 2010 Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Income Fund will succeed to and take into account certain tax attributes of the 2010 Fund, such as earnings and profits.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the 2010 Fund to the Income Fund followed by a taxable liquidation of the 2010 Fund, and the shareholders of the 2010 Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the 2010 Fund and the fair market value of the shares of the Income Fund receive in exchange therefor.

The Funds do not have any capital loss carryovers.

Characteristics of PIP 5 Shares

PIP 5 is organized under the laws of the State of Delaware. PIP 5 presently consists of thirteen series in addition to the 2010 Fund and the Income Fund: Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund. PIP 5 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into fifteen series (referred to as the Funds) and ten classes, designated Class A, Class B, Class C, Class Z, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. Details are set forth above under "Comparison of Organizational Structure—Description of Shares and Organizational Structure."

Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or shareholder service fees (except for Class Z, Class R5 and Class R6, which are not subject to any sales charges and distribution and/or shareholder service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B and Class C shares have a conversion feature. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of PIP 5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP 5under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z, Class R5 and Class R6 shares, which are not subject to any distribution and/or shareholder service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of such Fund's assets after all debt and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Z, Class R5 and Class R6 shares are not subject to any distribution fees, the liquidation proceeds to shareholders of Classes B and C are likely to be lower than to shareholders of the other classes.

PIP 5 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 5 will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the request in writing by shareholders holding at least 10% of PIP 5's outstanding shares for the purpose of voting on the removal of one or more Trustees. PIP 5 will render assistance to those shareholders who call such a meeting.

Capitalization

The following table sets forth, as of July 31, 2019, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Income Fund shares as adjusted to give effect to the Reorganization. The capitalization of the Income Fund is likely to be different when the Plan is consummated.

Class R1	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$11,448	$11,254	$—	$22,702
Total shares outstanding	1,067	1,049	—	2,116
Net asset value per share	$10.73	$10.73	$—	$10.73

Class R2	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$11,402	$1,345,099	$—	$1,356,501
Total shares outstanding	1,061	125,335	2	126,398
Net asset value per share	$10.74	$10.73	$—	$10.73
Class R3	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$156,995	$1,597,337	$—	$1,754,332
Total shares outstanding	14,599	148,738	19	163,356
Net asset value per share	$10.75	$10.74	$—	$10.74
Class R4	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$11,471	$12,130	$—	$23,601
Total shares outstanding	1,067	1,129	1	2,197
Net asset value per share	$10.75	$10.74	$—	$10.74
Class R5	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$871,630	$65,472	$—	$937,102
Total shares outstanding	80,948	6,096	209	87,253
Net asset value per share	$10.77	$10.74	$—	$10.74
Class R6	2010 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$3,702,079	$6,938,840	$—	$10,640,919
Total shares outstanding	343,469	644,991	590	989,050
Net asset value per share	$10.78	$10.76	$—	$10.76

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end.

2010 Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of 2010 Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

2010 Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
QMA LLC	George Sakoulis, PhD	52/$55,627,196,559	5/$1,585,299,090	23/$860,484,964	$10,001- $50,000
	Jeremy Stempien	44/$55,127,873,646	3/$1,416,701,177	19/$754,961,362	$10,001- $50,000
	Joel Kallman, CFA	44/$55,127,873,646	3/$1,416,701,177	19/$754,961,362	None

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

**  "Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager's investment in the Funds are as follows: George Sakoulis: $10,001-$50,000; Jeremy Stempien: $10,001-$50,000; Joel Kallman: None.

Income Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Income Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Income Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
QMA LLC	George Sakoulis, PhD	52/$55,263,235,932	5/$1,585,299,090	23/$860,484,964	$10,001- $50,000
	Jeremy Stempien	44/$54,763,913,019	3/$1,416,701,177	19/$754,961,362	$10,001- $50,000
	Joel Kallman, CFA	44/$54,763,913,019	3/$1,416,701,177	19/$754,961,362	None

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

**  "Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager's investment in the Funds are as follows: George Sakoulis: $10,001-$50,000; Jeremy Stempien: $10,001-$50,000; Joel Kallman: None.

2010 Fund & Income Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of each Fund's investments and investments in other accounts.

QMA LLC (QMA)

COMPENSATION. QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA's strategies are managed, and 2) business results as measured by QMA's pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an interest in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•  Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•  Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•  Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, QMA's trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition or client direction.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to QMA's different types of side-by-side management could influence QMA's allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA's Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel's pecuniary, investment or other financial interest.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. QMA's investment strategies generally require that QMA invest its clients' assets in securities that are publicly traded. QMA generally does not participate in IPOs. QMA's investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA's compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's Trade Management Oversight Committee, which consists of senior members of QMA's management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may choose to aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.

With respect to QMA's management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA's Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to QMA's Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions apply as a result of QMA's relationship with Prudential Financial and its other affiliates. For example, QMA's holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential tracks these aggregate holdings and QMA may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to clients to avoid crossing such thresholds because of the potential consequences to QMA, Prudential, or QMA's clients if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates QMA's trading of Prudential Financial common stock for its clients' portfolios also presents a conflict of interest and, consequently, QMA does so only when permitted by its clients.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to QMA's Multi-Asset Class Services.

•  QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Manager, including for some portfolios offered by the Funds. Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines (as is the case with the Funds), QMA will allocate assets to such underlying funds or accounts. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or underlying fund that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the guidelines established for each asset class or fund (including the Funds). QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

•  QMA's affiliates can have an incentive to seek to influence QMA's asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines.

•  In certain arrangements, QMA subadvises mutual funds for the Manager through a program where they have selected QMA as a manager, resulting in QMA's collection of subadvisory fees from them. The Manager also selects managers for some of QMA's asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Related to QMA's Financial Interests and the Financial Interests of QMA's Affiliates.

•  QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA's affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients. QMA's affiliates hold public and private debt and equity securities of a large number of issuers. QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of QMA's affiliates (as well as directors of QMA's affiliates) are officers or directors of issuers in which QMA invests from time to time. These issuers may also be service providers to QMA or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.

•  Certain of QMA's employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA's employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.

Conflicts Related to a Long-Term Compensation

•  A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the performance of several of QMA's strategies over defined time periods. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA's Trade Management Oversight Committee.

Conflicts Related to Service Providers

•  QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises. A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. QMA may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that QMA will be able to obtain advantageous fee rates from a given provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process

•  Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

PRINCIPAL HOLDERS OF SHARES

As of November 1, 2019, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
PRUDENTIAL DAY ONE 2010 FUND	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R1	1,055.884	98.64%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R2	1,061.291	100.00%
	MATRIX TRUST COMPANY TRUSTEE FBO HUNTER ENGINEERING COMPANY NONQUALI PO BOX 52129 PHOENIX AZ 850722129	Class R3	13,564.663	92.72%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R3	1,064.479	7.28%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R4	1,066.704	100.00%

Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 990 RCM TECHNOLOGIES 401(K) SAVINGS 20 WATERVIEW BOULEVARD 4TH FLOOR PARSIPPANY NJ 07054	Class R5	73,969.225	98.58%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST. HARTFORD CT 06103	Class R6	181,030.061	50.00%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 BRISTOL HOSPITAL AND HEALTH CARE 41 BREWSTER ROAD BRISTOL CT 06010	Class R6	53,380.722	14.74%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 008 BRISTOL HOSPITAL & HEALTH CARE 41 BREWSTER ROAD BRISTOL CT 06010	Class R6	85,427.753	23.60%
	VRSCO FBO AIGFSB CUST TTEE FBO HENDRY COUNTY HOSPITAL 457B 2727-A ALLEN PARKWAY, 4-D1 HOUSTON, TX 77019	Class R6	20,391.871	5.63%
Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
PRUDENTIAL DAY ONE INCOME FUND	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R1	1,052.135	100.00%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 767 SHEET METAL WORKERS ANNUITY FUND 1301 S. COLUMBUS BLVD 1ST FLOOR PHILADELPHIA PA 19147	Class R2	133,160.610	99.08%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 700 JPS HEALTH NETWORK 403(B) PLAN 1500 S MAIN STREET FORT WORTH TX 76104	Class R3	50,918.850	36.67%

Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 700 ACCLAIM PHYSICIAN GROUP 403(B) 1500 S MAIN STREET FORT WORTH TX 76104	Class R3	9,081.398	6.54%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 700 ACCLAIM PHYSICIAN GROUP 1500 S MAIN STREET FORT WORTH TX 76104	Class R3	56,249.767	40.50%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 700 JPS HEALTH NETWORK SUPPLEMENTAL 1500 S MAIN STREET FORT WORTH TX 76104	Class R3	17,207.134	12.39%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R4	1,066.087	96.90%
	BRIAN P RAMONDT SUBJECT TO STA TOD RULES – NJ 250 LITTLE JOHN TRL NE ATLANTA GA 30309-2624	Class R5	5,054.376	82.47%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN KRISTEN PEDERSEN 655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	Class R5	1,069.397	17.45%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST. HARTFORD CT 06103	Class R6	182,820.420	29.44%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST. HARTFORD CT 06103	Class R6	39,403.804	6.35%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Class R6	274,590.849	44.22%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of November 1, 2019, the officers and Trustees of PIP 5, as a group, beneficially owned less than 1% of the outstanding voting shares of the 2010 Fund.

As of November 1, 2019, the officers and Trustees of PIP 5, as a group, beneficially owned less than 1% of the outstanding voting shares of the Income Fund.

ADDITIONAL INFORMATION

PIP 5 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Income Fund, a series of PIP 5, is contained in its prospectus dated September 26, 2019, which is enclosed herewith and incorporated by reference into this Prospectus/Information Statement. Additional information about the Income Fund is included in its SAI, dated September 26, 2019, which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

A copy of the Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2019 is enclosed herewith, and may also be obtained by calling 1-800-210-0118, or by writing to the Income Fund at 655 Broad Street, Newark, New Jersey 07102.

PIP 5 (on behalf of the Income Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. All of these documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Income Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Income Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the 2010 Fund, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the 2010 Fund for the fiscal year ended July 31, 2019 (File No. 811-09439).

The audited financial statements of the Income Fund, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Income Fund for the fiscal year ended July 31, 2019 (File No. 811-09439).

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached as Exhibit A).
B	Prospectus for the Income Fund, dated September 26, 2019 (enclosed).
C	The Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2019 (enclosed).

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this       day of           , 2019, by and between Prudential Investment Portfolios 5 (the "Trust"), a statutory trust organized under the laws of Delaware with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, Prudential Day One 2010 Fund (the "Acquired Fund"), and the Trust, on behalf of its series Prudential Day One Income Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the "Funds" and each, a "Fund".

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trust shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Trust's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Trust's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures of the Trust (the "Valuation Procedures"), which are the same for each Fund, as currently in effect at the Valuation Time.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [•], 2020, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Trust or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund's Net Assets to be transferred to the account of the Trust, for the benefit of the Acquiring Fund, at the Trust's Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Trust's Agreement and Declaration of Trust as currently in effect (the "Trust Agreement").

(b)  The financial statements appearing in the Trust's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2019 (copies of which have been furnished to the Trust) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(d)  The Acquired Fund is not a party to or obligated under any provision of the Trust Agreement or the Trust's By-laws (the "By-laws") or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(g)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(h)  At the time the Registration Statement (as defined in Section 7(f)) becomes effective and on the Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Information Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Trust, on behalf of the Acquiring Fund, for the benefit of the Acquired Fund.

The Trust, on behalf of the Acquiring Fund, makes the following representations and warranties:

(a)  The Acquiring Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Trust Agreement as a separate series of the Trust.

(b)  The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Trust Agreement and the By-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended July 31, 2019 (copies of which were furnished to the Acquired Fund) audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  The Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(f)  The Acquiring Fund is not a party to or obligated under any provision of the Trust Agreement or the By-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  At the time the Registration Statement (as defined in Section 7(f)) becomes effective and on the Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Information Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Trust on behalf of each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and this Plan constitutes a valid and binding obligation enforceable against the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, in accordance with its terms.

(f)  The Trust anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Trust intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust intends that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust, on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective and on the

Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Information Statement"), and the Registration Statement will at the time of delivery to shareholders of record of the Acquired Fund: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(g)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(h)  The Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(i)  The Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be fulfilled by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of the Trust, acting on behalf of the Acquiring Fund and the Acquired Fund, as applicable, shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of the Trust's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(e)  The Trust shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under the Trust Agreement and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by the Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan have been duly authorized and upon delivery, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Trust Agreement, the By-laws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of (a) the Trust Agreement or the By-Laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in the Trust's currently effective registration statement, except where such violation would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware governmental authority or (based solely on a docket search) a Delaware court is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(f)  The Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under the Trust Agreement and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the Trust Agreement or the Bylaws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in the Trust's currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware governmental authority or (based solely on a docket search) a Delaware court is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Delaware court any judgment or litigation proceeding pending against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)  The Trust with respect to the Acquiring Fund and with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, in form and substance satisfactory to the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to certain matters.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(h)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  The Trust represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time prior to the Closing or the Closing may be postponed by the Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust the Acquired Fund or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none the Trust, the Acquired Fund, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund or the Trust against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Acquiring Fund's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the

Acquired Fund, or the Board of Trustees of the Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust hereunder, and in particular that none of the assets of the Trust, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

14.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential Investment Portfolios 5 on behalf of Prudential Day One 2010 Fund and on behalf of Prudential Day One Income Fund, has executed this Plan by duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL INVESTMENT PORTFOLIOS 5, ON BEHALF OF PRUDENTIAL DAY ONE 2010 FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:
PRUDENTIAL INVESTMENT PORTFOLIOS 5, ON BEHALF OF PRUDENTIAL DAY ONE INCOME FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:

(This page intentionally left blank.)

Exhibit B

PROSPECTUS DATED SEPTEMBER 26, 2019

The Prospectus for the Income Fund, dated September 26, 2019 is incorporated by reference into this Prospectus/Information Statement and will be included in the mailing to shareholders.

B-1

(This page intentionally left blank.)

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED JULY 31, 2019

The Annual Report to Shareholders for the Income Fund for the fiscal year ended July 31, 2019, is incorporated by reference into this Prospectus/Information Statement and will be included in the mailing to shareholders.

C-1

TABLE OF CONTENTS

1	Prospectus/Information Statement
3	Summary
3	Reasons for the Reorganization
4	Fees and Expenses
4	Shareholder Fees and Operating Expenses
9	Expense Examples
10	Performance of the Funds
13	Comparison of Important Features
24	Federal Income Tax Considerations
24	Comparison of Organizational Structures
26	Management of the Funds
29	Distribution Plan
29	Shareholder Services Plan
30	Valuation
32	Frequent Purchases and Redemptions of Fund Shares
33	Purchases, Redemptions, Exchanges and Distributions
34	Tax Information
34	Information About the Reorganization
34	Closing
34	Expenses Resulting from the Reorganization
35	Certain Federal Tax Consequences of the Reorganization
36	Characteristics of PIP 5 Shares
36	Capitalization
37	Additional Information About the Portfolio Managers and Portfolio Holdings
37	Portfolio Managers
39	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
44	Principal Holders of Shares
47	Additional Information
47	Miscellaneous
47	Exhibits to Prospectus/Information Statement
A-1	Exhibit A—Form of Plan of Reorganization (attached)
B-1	Exhibit B—Prospectus dated September 26, 2019 (enclosed)
C-1	Exhibit C—Annual Report for the fiscal year ended July 31, 2019 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL DAY ONE INCOME FUND

Dated November 14, 2019

Acquisition of the Net Assets of

Prudential Day One 2010 Fund, a series of Prudential Investment Portfolios 5

By and in exchange for shares of the

Prudential Day One Income Fund, a series of Prudential Investment Portfolios 5

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of the assets of 2010 Fund (the “2010 Fund”), a series of Prudential Investment Portfolios 5 (“PIP 5”), and the assumption of the liabilities of the 2010 Fund by Prudential Day One Income Fund (the “Income Fund”), a series of Prudential Investment Portfolios 5 (“PIP 5”) in exchange for shares of the Income Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Income Fund’s SAI dated September 26, 2019 (No. 333-82621) and pro forma financial information relating to the 2010 Fund and the Income Fund after giving effect to the Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Information Statement dated November 14, 2019 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Information Statement by calling 1-800-210-0118 or by writing to the Income Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the 2010 Fund and the Income Fund, other materials incorporated by reference herein, and other information regarding the 2010 Fund, the Income Fund and PIP 5.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S-1

SAI INCORPORATION BY REFERENCE

The SAI of the Income Fund (No. 333-82621), dated September 26, 2019, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the 2010 Fund, dated September 26, 2019, (No. 333-82621) are incorporated by reference herein. The Annual Report for the 2010 Fund for the fiscal year ended July 31, 2019 is incorporated by reference herein to Form N-CSR filed on September 27, 2019.

S-2

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the 2010 Fund into the Income Fund. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended July 31, 2019 is intended to present ratios and supplemental data as if the Reorganization had been consummated at August 1, 2018. Such unaudited pro forma information should be read in conjunction with the 2010 Fund’s Annual Report to Shareholders dated July 31, 2019 as well as the Income Fund’s Annual Report to Shareholders dated July 31, 2019, which are on file with the SEC and are available at no charge.

For the 12-months ended July 31, 2019, the average daily net assets of the 2010 Fund were approximately $5.6 million, and the average daily net assets of the Income Fund were approximately $8.7 million. The pro forma average daily net assets of the Combined Fund for the 12-months ended July 31, 2019 would have been approximately $14.3 million.

The 2010 Fund and the Income Fund are both managed by PGIM Investments LLC (“PGIM”). The subadviser for both Funds is QMA LLC (“QMA”), a wholly-owned subsidiary of Prudential Financial Inc. (“Prudential”).

The Funds have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund or PGIM, as the case may be, on behalf of the Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to the Funds.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts at the date of the pro forma financial statements.  Actual results could differ from those estimates.

The contractual investment management fee rates for the 2010 Fund and the Income Fund are set forth below:

Prudential Day One 2010 Fund

0.02% of the Fund’s average daily net assets.

Prudential Day One Income Fund

0.02% of the Fund’s average daily net assets.

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R1	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$2	0.02%	$2	0.02%	$4	0.02%
Distribution (l2b-l Fees) Fees	$55	0.50%	$55	0.50%	$110	0.50%
Other Expenses	$11,960	108.50%	$11,881	108.01%	$11,864	53.87%
Shareholder Service Fee	$11	0.10%	$11	0.10%	$22	0.10%
Remainder of Other Expenses	$11,949	108.40%	$11,870	107.91%	$11,842	53.77%
Acquired Fund Fees and Expenses	$47	0.42%	$46	0.41%	$90	0.41%
Total Annual Operating Expenses	$12,064	109.44%	$11,984	108.94%	$12,068	54.80%
Fee Waiver and/or Expense Reimbursement	$(11,937)	(108.29)%	$(11,857)	(107.79)%	(11,815)	(53.65)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$127	1.15%	$127	1.15%	$253	1.15%

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R2	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$3	0.02%	$207	0.02%	$210	0.02%
Distribution (l2b-l Fees) Fees	$31	0.25%	$2,590	0.25%	$2,621	0.25%
Other Expenses	$11,979	95.09%	$37,089	3.58%	$31,820	3.03%
Shareholder Service Fee	$12	0.10%	$1,036	0.10%	$1,048	0.10%
Remainder of Other Expenses	$11,967	94.99%	$36,053	3.48%	$30,772	2.93%
Acquired Fund Fees and Expenses	$53	0.42%	$4,248	0.41%	$4,299	0.41%
Total Annual Operating Expenses	$12,066	95.78%	$44,134	4.26%	$38,950	3.71%
Fee Waiver and/or Expense Reimbursement	$(11,953)	(94.88)%	$(34,810)	(3.36)%	(29,513)	(2.81)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$113	0.90%	$9,324	0.90%	$9,437	0.90%

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R3	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$29	0.02%	$275	0.02%	$304	0.02%
Distribution (l2b-l Fees) Fees	$144	0.10%	$1,377	0.10%	$1,521	0.10%
Other Expenses	$16,689	11.59%	$45,441	3.30%	$40,919	2.69%
Shareholder Service Fee	$144	0.10%	$1,377	0.10%	$1,521	0.10%
Remainder of Other Expenses	$16,545	11.49%	$44,064	3.20%	$39,398	2.59%
Acquired Fund Fees and Expenses	$605	0.42%	$5,646	0.41%	$6,236	0.41%
Total Annual Operating Expenses	$17,467	12.13%	$52,739	3.83%	$48,980	3.22%
Fee Waiver and/or Expense Reimbursement	$(16,387)	(11.38)%	$(42,412)	(3.08)%	$(37,572)	(2.47)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,080	0.75%	$10,327	0.75%	$11,408	0.75%

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R4	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$6	0.02%	$3	0.02%	$9	0.02%
Distribution (l2b-l Fees) Fees	None	None	None	None	None	None
Other Expenses	$12,698	42.03%	$11,815	84.39%	$12,364	27.96%
Shareholder Service Fee	$30	0.10%	$14	0.10%	$44	0.10%
Remainder of Other Expenses	$12,668	41.93%	$11,801	84.29%	$12,320	27.86%
Acquired Fund Fees and Expenses	$127	0.42%	$57	0.41%	$181	0.41%
Total Annual Operating Expenses	$12,831	42.47%	$11,875	84.82%	$12,554	28.39%
Fee Waiver and/or Expense Reimbursement	$(12,635)	(41.82)%	$(11,784)	(84.17)%	$(12,267)	(27.74)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$196	0.65%	$91	0.65%	$287	0.65%

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R5	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$169	0.02%	$10	0.02%	$179	0.02%
Distribution (l2b-l Fees) Fees	None	None	None	None	None	None
Other Expenses	$41,595	4.94%	$12,684	24.87%	$27,783	3.11%
Shareholder Service Fee	None	None	None	None	None	None
Remainder of Other Expenses	$41,595	4.94%	$12,684	24.87%	$27,783	3.11%
Acquired Fund Fees and Expenses	$3,536	0.42%	$209	0.41%	$3,661	0.41%
Total Annual Operating Expenses	$45,300	5.38%	$12,903	25.30%	$31,623	3.54%
Fee Waiver and/or Expense Reimbursement	$(40,669)	(4.83)%	$(12,622)	(24.75)%	$(26,712)	(2.99)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$4,631	0.55%	$281	0.55%	$4,911	0.55%

	2010 Fund (1)		Income Fund (2)(3)		Combined Fund (2)(4)(5)
Class R6	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$906	0.02%	$1,241	0.02%	$2,147	0.02%
Distribution (l2b-l Fees) Fees	None	None	None	None	None	None
Other Expenses	$167,194	3.69%	$149,492	2.41%	$192,383	1.79%
Shareholder Service Fee	None	None	None	None	None	None
Remainder of Other Expenses	$167,194	3.69%	$149,492	2.41%	$192,383	1.79%
Acquired Fund Fees and Expenses	$19,030	0.42%	$25,432	0.41%	$44,009	0.41%
Total Annual Operating Expenses	$187,130	4.13%	$176,165	2.84%	$238,539	2.22%
Fee Waiver and/or Expense Reimbursement	$(169,006)	(3.73)%	$(151,353)	(2.44)%	$(195,603)	(1.82)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$18,124	0.40%	$24,812	0.40%	$42,936	0.40%

(1)   Based on the average daily net assets of $5.6 million for the 2010 Fund for the 12-month period ended July 31, 2019.  The Manager of the 2010 Fund has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class R1 shares, 0.90% of average daily net assets for Class R2 shares, 0.75% of average daily net assets for Class R3 shares, 0.65% of average daily net assets for Class R4 shares, 0.55% of average daily net assets for Class R5 shares, and 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.

(2)   The contractual management fee for the Income Fund is 0.02%. The same contractual management fee rates will apply to the Combined Fund.

(3)   Based on the average daily net assets of $8.7 million for the Income Fund for the 12-month period ended July 31, 2019. The Manager of the Income Fund has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class R1 shares, 0.90% of average daily net assets for Class R2 shares, 0.75% of average daily net assets for Class R3 shares, 0.65% of average daily net assets for Class R4 shares, 0.55% of average daily net assets for Class R5 shares, and 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.

(4)   The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $14.3 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended July 31, 2019).

(5)   Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated.

Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of each Fund, including the 2010 Fund and the Income Fund. PIMS is a wholly-owned subsidiary of Prudential Financial, Inc. For the 12-month period ended July 31, 2019, the 12b-1 fee paid by the 2010 Fund to PIMS was 0.50% of the average daily net assets for the Class R1 shares of the 2010 Fund, 0.25% of the average daily net assets for the Class R2 shares of the 2010 Fund, and 0.10% of the average daily net assets for the Class R3 shares of the 2010 Fund. For the 12-month period ended July 31, 2019, the 12b-1 fee paid by the Income Fund to PIMS was 0.50% of the average daily net assets for the Class R1 shares of the Income Fund, 0.25% of the average daily net assets for the Class R2 shares of the Income Fund, and 0.10% of the average daily net assets for the Class R3 shares of the Income Fund.  The distribution and service (12b-1) fee paid by the Funds to PIMS is intended to compensate PIMS and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Funds’ prospectuses and statements of additional information, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Funds, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PIMS and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Funds.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code.  The performance history of the 2010 Fund will terminate upon the completion of the Reorganization. The Income Fund will be the accounting and performance survivor of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the 2010 Fund or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the 2010 Fund’s holdings. The aggregate tax basis of Income Fund shares received by the shareholders of the 2010 Fund in connection with the Reorganization will be the same as the aggregate tax basis of the 2010 Fund shares held immediately before the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization (which are currently estimated to be $75,000), including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and information statement and related materials, will be paid by the 2010 Fund.